Filed pursuant to Rule 497

File No. 333-191925

FS INVESTMENT CORPORATION III

Supplement dated June 24, 2015

to

Prospectus dated April 30, 2015

This supplement contains information which amends, supplements or modifies certain information contained in the Prospectus of FS Investment Corporation III dated April 30, 2015, as previously supplemented and amended (as so supplemented and amended, the “Prospectus”). Capitalized terms used in this supplement have the same meanings as in the Prospectus, unless otherwise stated herein.

You should carefully consider the “Risk Factors” beginning on page 39 of the Prospectus before you decide to invest in shares of our common stock.

Risk Factors

This supplement supplements and amends the section of the Prospectus entitled “Risks Factors—Risks Related to Debt Financing” by adding the following immediately after the last risk factor of such section:

We are subject to risks associated with our debt securitization facility.

On June 18, 2015, through our two wholly-owned, special-purpose financing subsidiaries, Germantown Funding LLC, or Germantown Funding, and Society Hill Funding LLC, or Society Hill Funding, we entered into a debt financing arrangement with Goldman Sachs Bank USA, or Goldman, pursuant to which up to $300.0 million is available to us to fund investments and for other general corporate purposes.

The financing transaction with Goldman is structured as a debt securitization. We use the term “debt securitization” to describe a form of secured borrowing under which an operating company, sometimes referred to as an originator, acquires or originates loans or other assets that earn income, whether on a one-time or recurring basis, or collectively referred to herein as income producing assets, and borrows money on a non-recourse basis against a legally separate pool of income producing assets. In a typical debt securitization, the originator transfers the income producing assets to a special-purpose, bankruptcy-remote subsidiary, also referred to as a special-purpose entity, which is established solely for the purpose of holding income producing assets and issuing debt secured by these income producing assets. The special-purpose entity completes the borrowing through the issuance of notes secured by the income producing assets.

Pursuant to the financing arrangement, assets in our portfolio may be sold and/or contributed by us from time to time to Germantown Funding pursuant to an amended and restated sale and contribution agreement, dated as of June 18, 2015, between us and Germantown Funding, or the Sale and Contribution Agreement. The assets held by Germantown Funding secure the obligations of Germantown Funding under floating rate notes, or the Notes, to be issued from time to time by Germantown Funding to Society Hill Funding pursuant to an indenture, dated as of June 18, 2015, with Citibank, as trustee, or the Indenture. Pursuant to the Indenture, the aggregate principal amount of Notes that may be issued by Germantown Funding from time to time is $500.0 million. Society Hill Funding will purchase the Notes to be issued by Germantown Funding from time to time at a purchase price equal to their par value.

All principal and interest on the Notes will be due and payable on the stated maturity date of October 15, 2027.

Society Hill Funding, in turn, has entered into a repurchase transaction with Goldman pursuant to the terms of a master repurchase agreement and the related annex and master confirmation thereto, each dated as of June 18, 2015 (and effective as of July 15, 2015), or collectively, the Goldman facility. Pursuant to the Goldman facility, Goldman has agreed to purchase from time to time on and after July 15, 2015, Notes held by Society Hill Funding for an aggregate purchase price equal to approximately 60.0% of the principal amount of Notes purchased. Subject to certain conditions, the maximum principal amount of Notes that may be purchased under the Goldman facility is $500.0 million. Accordingly, the aggregate maximum amount payable at any time to Society Hill Funding under the Goldman facility will not exceed $300.0 million.

See “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Financial Condition, Liquidity and Capital Resources—Financing Arrangements—Goldman Facility” for a more detailed discussion of the terms of this debt securitization facility.

As a result of this debt securitization facility, we are subject to certain risks, including those set forth below.

Our equity investment in Germantown Funding is subordinated to the debt obligations of Germantown Funding.

Any dividends or other payments in respect of our equity interest in Germantown Funding are subordinated in priority of payment to the Notes. In addition, Germantown Funding is subject to certain payment restrictions set forth in the Indenture in respect of our equity interest.

We will receive cash distributions based on our investment in Germantown Funding only if Germantown Funding has made all required payments on the Notes. We cannot assure stockholders that distributions on the assets held by Germantown Funding will be sufficient to make any distributions to us or that the yield on our investment in Germantown Funding will meet our expectations.

Our equity investment in Germantown Funding is unsecured and ranks behind all of the creditors, known or unknown, of Germantown Funding, including the holders of the Notes. Consequently, if the value of Germantown Funding’s assets decreases as a result of conditions in the credit markets, defaulted loans, capital gains and losses on the underlying assets, prepayments or changes in interest rates generally, the value of our equity investment in Germantown Funding could be reduced. Accordingly, our investment in Germantown Funding may not produce a profit and may be subject to a loss in an amount up to the entire amount of such equity investment.

In addition, if the value of Germantown Funding’s assets decreases and Germantown Funding is unable to make any required payments to Society Hill Funding pursuant to the terms of the Notes, Society Hill Funding may, in turn, be unable to make any required payments to Goldman pursuant to the terms of the Goldman facility. In such event, if the value of Society Hill Funding’s assets is not sufficient to meet Society Hill Funding’s payment obligations to Goldman, we would need to loan or otherwise provide additional funds to Society Hill Funding to cover Society Hill Funding’s payment obligations to Goldman. Otherwise, we may be subject to a loss in an amount up to the entire amount of our equity investment in Society Hill Funding.

Our equity investment in Society Hill Funding is subordinated to the debt obligations of Society Hill Funding.

Our equity investment in Society Hill Funding is unsecured and ranks behind all of the creditors, known or unknown, of Society Hill Funding, including Goldman. Consequently, if the value of Society Hill Funding’s assets decreases as a result of conditions in the credit markets, defaulted loans, capital gains and losses on the underlying assets, prepayments or changes in interest rates generally, the value of our equity investment in Society Hill Funding could be reduced. Accordingly, our investment in Society Hill Funding may not produce a profit and may be subject to a loss in an amount up to the entire amount of such equity investment.

In addition, if the value of Society Hill Funding’s assets decreases or Germantown Funding fails to make any required payments to Society Hill Funding pursuant to the terms of the Notes, Society Hill Funding may be unable to make any required payments to Goldman pursuant to the terms of the Goldman facility. In such event, if the value of Society Hill Funding’s assets is not sufficient to meet Society Hill Funding’s payment obligations to Goldman, we may be required to loan or otherwise provide additional funds to Society Hill Funding to cover Society Hill Funding’s payment obligations to Goldman. Otherwise, we may be subject to a loss in an amount up to the entire amount of our equity investment in Society Hill Funding.

Our equity investment in Germantown Funding will have a high degree of leverage.

The market value of our equity investment in Germantown Funding may be significantly affected by a variety of factors, including changes in the market value of the assets held by Germantown Funding, changes in distributions on the assets held by Germantown Funding, defaults and recoveries on those assets, capital gains and losses on those assets, prepayments on those assets and other risks associated with those assets. Our investment in Germantown Funding may not produce a profit and may be subject to a loss in an amount up to the entire amount of such equity investment. The leveraged nature of our equity investment may magnify the adverse impact of any loss on our equity investment.

The interests of Goldman, as the holder of the Notes, may not be aligned with our interests, and we will not have control over remedies in respect of the Notes.

The Notes rank senior in right of payment to any equity securities issued by Germantown Funding. As a result, there are circumstances in which the interests of Goldman, as the holder of the Notes, may not be aligned with our interests. For example, under the terms of the Notes, Goldman has the right to receive payments of principal and interest prior to Germantown Funding making any distributions or dividends to holders of its equity securities.

For as long as the Notes remain outstanding, Goldman has the right to act in certain circumstances with respect to the portfolio of assets that secure the obligations of Germantown Funding under the Notes in ways that may benefit their interests but not ours, including by exercising remedies or directing the Indenture trustee to declare events of default under or accelerate the Notes in accordance with the terms of the Indenture. Goldman has no obligation to consider any possible adverse effect that actions taken may have on our equity interests. For example, upon the occurrence of an event of default with respect to the Notes, the trustee, which is currently Citibank, may declare the outstanding principal amount of all of the Notes, together with any accrued interest thereon, to be immediately due and payable. This would have the effect of accelerating the outstanding principal amount of the Notes and triggering a repayment obligation on the part of Germantown Funding. Germantown Funding may not have funds sufficient to make required payments on the Notes and make any distributions to us. Any failure of Germantown Funding to make distributions on the equity interests we hold could have a material adverse effect on our business, financial condition, results of operations and cash flows, and may result in our inability to make distributions to our stockholders in amounts sufficient to maintain our qualification as a RIC, or at all.

The market value of the Notes may decline causing Society Hill Funding to borrow funds from us in order to meet certain margin posting and minimum market value requirements, which would have an adverse effect on the timing of payments to us.

If at any time during the term of the Goldman facility the market value of the Notes (measured by reference to the market value of Germantown Funding’s portfolio of assets), together with any posted cash collateral, is less than the required margin amount under the Goldman facility, or the Margin Threshold, Society Hill Funding may be required to post cash collateral with Goldman in an amount at least equal to the amount by which the market value of the Notes, plus any posted cash collateral, at such time is less than the Margin Threshold; provided, however, that Society Hill Funding will not be required to post cash collateral with Goldman until such market value has declined at least 10% from the initial market value of the Notes. In addition, if the market value of any underlying asset held in Germantown Funding’s portfolio of assets is less than 70% of the initial market value of such underlying asset, or the Market Value Requirement, Goldman may require Society Hill Funding to post additional cash collateral in an amount equal to 15% of the outstanding principal balance of such underlying asset. In each such event, in order to satisfy these requirements, Society Hill Funding intends to borrow funds from us pursuant to a revolving credit agreement, dated as of June 18, 2015, between Society Hill Funding, as borrower, and us, as lender, or the Revolving Credit Agreement. We may, in our sole discretion, make such loans from time to time to Society Hill Funding pursuant to the terms of the Revolving Credit Agreement. Borrowings under the Revolving Credit Agreement may not exceed $300.0 million and will accrue interest at a rate equal to one-month LIBOR plus a spread of 0.75% per annum. To the extent we loan additional funds to Society Hill Funding to satisfy the Margin Threshold or the Market Value Requirement, such event could have a material adverse effect on our business, financial condition, results of operations and cash flows, and may result in our inability to make distributions to our stockholders in amounts sufficient to maintain our qualification as a RIC, or at all. There is no assurance that loans made pursuant to the Revolving Credit Agreement will be repaid.

Restructurings of investments held by Germantown Funding, if any, may decrease their value and reduce the value of our equity interest in Germantown Funding.

As investment manager, we have broad authority to direct and supervise the investment and reinvestment of the assets held by Germantown Funding, which may require from time to time the execution of amendments, waivers, modifications and other changes to the investment documentation in accordance with the related investment management agreement we have entered into with Germantown Funding. During periods of economic uncertainty and recession, the necessity for amendments, waivers, modifications and restructurings of investments may increase. Such amendments, waivers, modifications and other restructurings of an investment may change the terms of the investments and, in some cases, may result in Germantown Funding holding assets that do not meet certain specified criteria for its investments. This could adversely impact the market value of such investments and thereby the market value of the Notes, which in turn could adversely impact the ability of Society Hill Funding to meet the Margin Threshold or the Market Value Requirement. Any amendment, waiver, modification or other restructuring that affects the market value of the assets underlying the Notes will make it more likely that Germantown Funding will need to retain assets, including cash, to increase the market value of the assets underlying the Notes held by Goldman and for Society Hill Funding to post cash collateral with Goldman to meet the Margin Threshold or the Market Value Requirement. Any such uses of cash would reduce distributions available to us or delay the timing of distributions to us.

We may not receive cash from Germantown Funding or Society Hill Funding.

We receive cash from Germantown Funding and Society Hill Funding only to the extent that Germantown Funding or Society Hill Funding, respectively, makes distributions to us. Germantown Funding may make distributions to us, in turn, only to the extent not prohibited by the Indenture. The Indenture generally provides that distributions by Germantown Funding may not be made unless all amounts then due and owing with respect to the Notes have been paid in full. Society Hill Funding may make distributions to us only to the extent not prohibited by the Goldman facility. The Goldman facility generally provides that Society Hill Funding may be required to post cash collateral to meet the Margin Threshold and the Market Value Requirement and therefore may not be able to make distributions to us. If we do not receive cash from Germantown Funding or Society Hill Funding, we may be unable to make distributions to our stockholders in amounts sufficient to maintain our qualification as a RIC, or at all. We also could be forced to sell investments in our portfolio at less than their fair value in order to continue making such distributions.

We are subject to the credit risk of Goldman.

If Goldman fails to sell the Notes back to Society Hill Funding at the end of the applicable period, Society Hill Funding’s recourse will be limited to an unsecured claim against Goldman for the difference between the value of such Notes at such time and the amount that would be owing by Society Hill Funding to Goldman had Goldman performed under the Goldman facility. The ability of Goldman to satisfy such a claim will be subject to Goldman’s creditworthiness at that time.

Management’s Discussion and Analysis of Financial Condition and Results of Operations

This supplement supplements and amends the section of the Prospectus entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Financial Condition, Liquidity and Capital Resources—Financing Arrangements” by adding the following immediately after the last paragraph of such section (dollar amounts below are in thousands):

Goldman Facility

On June 18, 2015, we, through our two wholly-owned, special-purpose financing subsidiaries, Germantown Funding and Society Hill Funding, entered into a debt financing arrangement with Goldman, pursuant to which up to $300,000 will be made available to us to fund investments and for other general corporate purposes.

Pursuant to the financing arrangement, assets in our portfolio may be sold and/or contributed by us from time to time to Germantown Funding pursuant to the Sale and Contribution Agreement. Under the Sale and Contribution Agreement, as of June 18, 2015, we have not sold and/or contributed any assets to Germantown Funding. The assets to be held by Germantown Funding will secure the obligations of Germantown Funding under the Notes to be issued from time to time by Germantown Funding to Society Hill Funding pursuant to the Indenture. Pursuant to the Indenture, the aggregate principal amount of Notes that may be issued by Germantown Funding from time to time is $500,000. Society Hill Funding will purchase the Notes to be issued by Germantown Funding from time to time at a purchase price equal to their par value.

Interest on the Notes under the Indenture will accrue at three-month LIBOR plus a spread of 4.00% per annum. Principal and any unpaid interest on the Notes will be due and payable on the stated maturity date of October 15, 2027. Pursuant to the Indenture, Germantown Funding has made certain representations and warranties and is required to comply with various covenants, reporting requirements and other customary requirements for similar transactions. The Indenture contains events of default customary for similar transactions, including: (a) the failure to make principal payments on the Notes at their stated maturity or any earlier redemption date or to make interest payments on the Notes within five business days of when due; (b) the failure to disburse amounts in excess of $1 in accordance with the priority of payments within ten business days of the payment date; and (c) the occurrence of certain bankruptcy and insolvency events with respect to Germantown Funding.

Society Hill Funding, in turn, has entered into a repurchase transaction with Goldman, pursuant to the terms of a master repurchase agreement and the related annex and master confirmation thereto, each dated as of June 18, 2015 and effective as of July 15, 2015. Pursuant to the Goldman facility, on one or more occasions beginning July 15, 2015 to but excluding the date that is ten business days prior to July 15, 2019, Goldman will purchase Notes held by Society Hill Funding for an aggregate purchase price equal to 60% of the principal amount of Notes purchased. Subject to certain conditions, the maximum principal amount of Notes that may be purchased under the Goldman facility is $500,000. Accordingly, the aggregate maximum amount payable to Society Hill Funding under the Goldman facility will not exceed $300,000. Society Hill Funding will repurchase the Notes sold to Goldman under the Goldman facility no later than July 15, 2019. The repurchase price paid by Society Hill Funding to Goldman will be equal to the purchase price paid by Goldman for the repurchased Notes, plus financing fees accrued at the applicable pricing rate under the Goldman facility. Until November 15, 2015, financing fees will accrue on the aggregate purchase price paid by Goldman for such Notes. Thereafter, financing fees will accrue on $300,000 (even if the aggregate purchase price paid for Notes purchased by Goldman is less than that amount), unless and until the outstanding amount is reduced in accordance with the terms of the Goldman facility. If the Goldman facility is accelerated prior to July 15, 2019 due to an event of default or the failure of Germantown Funding to commit to sell any underlying assets that become defaulted obligations within 30 days, then Society Hill Funding must pay to Goldman a fee equal to the present value of the aggregate amount of the financing fees that would have been payable to Goldman from the date of acceleration through July 15, 2019 had the acceleration not occurred. The financing fee under the Goldman facility is equal to three-month LIBOR plus a spread of up to 2.50% per annum for the relevant period.

Goldman may require Society Hill Funding to post cash collateral if the market value of the Notes (measured by reference to the market value of Germantown Funding’s portfolio of assets), together with any posted cash collateral, is less than the required margin amount under the Goldman facility; provided, however, that Society Hill Funding will not be required to post cash collateral with Goldman until such market value has declined at least 10% from the initial market value of the Notes. In addition, if the market value of any underlying asset held in Germantown Funding’s portfolio of assets is less than 70% of the initial market value of such underlying asset, Goldman may require Society Hill Funding to post additional cash collateral in an amount equal to 15% of the outstanding principal balance of such underlying asset. In each such event, in order to satisfy these requirements, Society Hill Funding intends to borrow funds from us pursuant to the Revolving Credit Agreement. We may, in our sole discretion, make such loans from time to time to Society Hill Funding pursuant to the terms of the Revolving Credit Agreement. Borrowings under the Revolving Credit Agreement may not exceed $300,000 and will accrue interest at a rate equal to one-month LIBOR plus a spread of 0.75% per annum.

Pursuant to the Goldman facility, Society Hill Funding has made certain representations and warranties and is required to comply with various covenants, reporting requirements and other customary requirements for similar transactions. The Goldman facility contains events of default customary for similar financing transactions, including: (a) failure to transfer the Notes to Goldman on the applicable purchase date or repurchase the Notes from Goldman on the applicable repurchase date; (b) failure to pay certain fees and make-whole amounts when due; (c) failure to post cash collateral as required; (d) the occurrence of insolvency events with respect to Society Hill Funding; and (e) the admission by Society Hill Funding of its inability to, or its intention not to, perform any of its obligations under the Goldman facility.

Society Hill Funding paid an upfront fee and incurred certain other customary costs and expenses in connection with obtaining the Goldman facility.

In connection with the Sale and Contribution Agreement, the Notes and the Indenture, Germantown Funding also entered into (i) an amended and restated investment management agreement with us, as investment manager, dated as of June 18, 2015, pursuant to which we will manage the assets of Germantown Funding; and (ii) a collateral administration agreement with Virtus Group, LP, or Virtus, as collateral administrator, dated as of June 18, 2015, pursuant to which Virtus will perform certain administrative services with respect to the assets of Germantown Funding.

Amounts outstanding under the Goldman facility will be considered borrowings by us for purposes of complying with the asset coverage requirements applicable to BDCs under the 1940 Act.